Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Twelve Months Ending December 31, 2021

HOUSTON, March 9, 2022 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and twelve months ending December 31, 2021, of $105.2 million and $371.0 million, respectively, compared with $91.9 million and $397.0 million, respectively, for the three and twelve months ending December 31, 2020. Tidewater's net losses for the three and twelve months ending December 31, 2021, were $37.9 million ($0.92 per share) and $129.0 million ($3.14 per share), respectively, compared with $29.2 million ($0.72 per share) and $196.2 million ($4.86 per share), respectively, for the three and twelve months ending December 31, 2020. Included in the net losses for the three and twelve months ending December 31, 2021 were impairment charges related to assets held for sale, affiliate credit loss expense, inventory obsolescence, loss on debt extinguishment and severance expenses totaling $26.2 million and $28.4 million, respectively. Excluding these costs, we would have reported a net loss for the three months ending December 31, 2021 of $11.7 million ($0.28 per common share) and a net loss for the twelve months ending December 31, 2021 of $100.6 million ($2.45 per common share). Included in the net losses for the three and twelve months ending December 31, 2020 were impairment charges related to assets held for sale, affiliate credit losses, affiliate guarantee obligation, inventory obsolescence and severance expenses totaling $6.2 million and $130.6 million, respectively. Excluding these costs, we would have reported a net loss for the three months ending December 31, 2020 of $23.1 million ($0.57 per common share) and a net loss for the twelve months ending December 31, 2020 of $65.6 million ($1.63 per common share).

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “After a strong fourth quarter of 2021 supported by improving global industry fundamentals, I am excited to announce that we have simultaneously announced in a separate release an agreement to acquire Swire Pacific Offshore, a leading global owner of 50 OSVs with a significant presence in West Africa, Southeast Asia and the Middle East. This acquisition adds a significant number of newer, larger PSVs and AHTSs to our fleet, provides for meaningful synergy opportunities, maintains balance sheet strength and liquidity, and better positions Tidewater to increase earnings and free cash flow generation from the improving offshore supply vessel market.

“In the fourth quarter of 2021, revenue increased 13.8% over the third quarter, driven by six additional vessels working during the quarter as well as increases in the global average day rate and global utilization. The global average day rate moved up approximately $300 per day, driven by improvements in the Americas and West Africa regions, and the slight global utilization increase was driven by improvements in the Middle East region.

“Since the first quarter of 2021, the low point in the pandemic driven portion of the offshore downturn that began in 2014, quarterly revenue increased 26.0%, and recurring vessel level cash gross margin increased from 24.7% to 29.1%. This substantial margin improvement is a function of an improving vessel supply and demand balance, a reduction in the pandemic cost burdens and a reduction in stacked vessel costs.

“The fourth quarter of 2021 demonstrated noteworthy consolidated revenue growth, margin expansion and average day rate improvement in a quarter in which typical seasonal factors lower the overall results, which reflects the fundamental improvements taking place in our industry.

“From a geographic perspective, all of our operating regions saw sequential quarterly revenue growth, with our West Africa and Americas regions up 14.5% and 13.5%, respectively. In West Africa, the revenue improvement, which has begun to rebound from the pandemic, was driven by the increase in average active vessel count of 3, and an increase in the average day rate of $490 per day, or 5.7%. In the Americas, the revenue improvement was driven by an increase in the average active vessel count of 1 and an $861 per day, or 6.3%, increase in the average day rate.

“Complementing the revenue increases in West Africa, vessel operating margin in the region increased 7.2 percentage points to 31.6%. Also in West Africa, during the first quarter of 2022 we bought our partner’s 51% ownership stake in our Angolan joint venture. This transaction will allow us to consolidate this business going forward and enable us to grow our West Africa operations from Angola as the recovery there continues to unfold.

“During the fourth quarter, we closed on the previously announced $175.0 million senior secured notes issuance as well as a new $25.0 million senior secured revolving credit facility. In addition, we established a $30.0 million “at-the-market” (“ATM”) equity issuance facility, which we established for the principal purpose of repurchasing Jones Act Warrants from time to time. At the end of the fourth quarter, there were no outstanding borrowings under the revolving credit facility and no ATM shares were issued or Jones Act Warrants repurchased during the quarter. We ended the year with $154.3 million of cash which includes $4.0 million of long-term restricted cash and total liquidity of $179.3 million inclusive of the availability under our revolving credit facility.

“As we look forward into 2022, our conviction continues to build around the fundamental and long-term improvements taking shape in our industry and for our business. The factors that drove the improvement in the fourth quarter are in their initial stages of development and we continue to see these factors driving demand for our business through the remainder of 2022 and beyond. The pace of tendering activity and capital spending increases by the global E&P industry, sustained by consistently strong and resilient commodity prices, continue to support a strengthening demand outlook. Additionally, vessel supply continues to tighten, which has been evident in the large vessel classes over the past few quarters, and is now also reflected by the quickly reducing supply of easy-to-reactivate ships in the mid-sized vessel classes. Furthermore, we remain encouraged by the pricing discipline our industry is exhibiting on a global basis. While the first quarter is typically the slowest of the year due to seasonality, the combination of the fundamental supply and demand factors described supports our view that 2022 will yield significantly improved operational and financial results.”

In addition to the number of outstanding shares, as of December 31, 2021, the company also has the following in the money warrants.

Common shares outstanding	41,307,617
New Creditor Warrants (strike price $0.001 per common share)	635,663
GulfMark Creditor Warrants (strike price $0.01 per common share)	559,125
Total	42,502,405

Tidewater will hold a conference call to discuss results for the three and twelve-month periods ending December 31, 2021 on March 9, 2022, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.844.200.6205 if calling from the U.S. or Canada (+1.929.526.1599 if calling from outside the U.S.) and provide Access Code: 568379 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com

A replay of the conference call will be available beginning at 10:30 a.m. Central Time on March 9, 2022 and will continue until 11:59 p.m. Central Time on April 9, 2022. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates one of the largest fleet of offshore support vessels in the industry, with more than 60 years of experience supporting offshore energy exploration and production activities worldwide.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at December 31,2021 and 2020 as well as the Consolidated Statements of Operations, Consolidated Statements of Equity and Consolidated Statements of Cash Flows for the twelve months ended December 31, 2021 and 2020 that are drawn from the December 31, 2021 audited financial statements of Tidewater, Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenues:
Vessel revenues	$100,428	$87,830	$361,569	$386,174
Other operating revenues	4,747	4,029	9,464	10,864
Total revenues	105,175	91,859	371,033	397,038
Costs and expenses:
Vessel operating costs	71,187	63,397	261,814	268,780
Costs of other operating revenues	228	342	2,231	3,405
General and administrative	17,641	16,992	68,516	73,447
Depreciation and amortization	28,288	30,681	114,544	116,709
Long-lived asset impairments and other	13,476	6,475	15,643	74,109
Affiliate credit loss impairment expense (credit)	1,400	(600)	400	52,981
Affiliate guarantee obligation	—	—	—	2,000
(Gain) loss on asset dispositions, net	(53)	(80)	2,901	(7,591)
Total costs and expenses	132,167	117,207	466,049	583,840
Operating loss	(26,992)	(25,348)	(95,016)	(186,802)
Other income (expense):
Foreign exchange gain (loss)	582	(2,880)	(369)	(5,245)
Equity in net earnings (losses) of unconsolidated companies	(1,625)	164	(3,322)	164
Dividend income from unconsolidated companies	—	—	—	17,150
Interest income and other, net	1,426	144	1,605	1,228
Loss on early extinguishment of debt	(11,100)	—	(11,100)	—
Interest and other debt costs, net	(3,417)	(5,984)	(15,583)	(24,156)
Total other expense	(14,134)	(8,556)	(28,769)	(10,859)
Loss before income taxes	(41,126)	(33,904)	(123,785)	(197,661)
Income tax (benefit) expense	(3,047)	(4,477)	5,875	(965)
Net loss	(38,079)	(29,427)	(129,660)	(196,696)
Less: Net loss attributable to noncontrolling interests	(145)	(180)	(691)	(454)
Net loss attributable to Tidewater Inc.	$(37,934)	$(29,247)	$(128,969)	$(196,242)
Basic loss per common share	$(0.92)	$(0.72)	$(3.14)	$(4.86)
Diluted loss per common share	$(0.92)	$(0.72)	$(3.14)	$(4.86)
Weighted average common shares outstanding	41,280	40,604	41,009	40,355
Dilutive effect of stock options and restricted stock	—	—	—	—
Adjusted weighted average common shares	41,280	40,604	41,009	40,355

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$149,037	$149,933
Restricted cash	1,240	2,079
Trade and other receivables, less allowance for credit losses of $1,948 and $1,516 as of December 31, 2021 and 2020, respectively	86,503	112,623
Due from affiliates, less allowance for credit losses of $72,456 and $71,800 as of December 31, 2021 and 2020, respectively	70,134	62,050
Marine operating supplies	12,606	15,876
Assets held for sale	14,421	34,396
Prepaid expenses and other current assets	8,731	11,692
Total current assets	342,672	388,649
Net properties and equipment	688,040	780,318
Deferred drydocking and survey costs	40,734	56,468
Other assets	24,334	25,742
Total assets	$1,095,780	$1,251,177

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$20,788	$16,981
Accrued costs and expenses	51,734	52,422
Due to affiliates	61,555	53,194
Current portion of long-term debt	—	27,797
Other current liabilities	23,865	32,785
Total current liabilities	157,942	183,179
Long-term debt	167,885	164,934
Other liabilities and deferred credits	68,184	79,792

Commitments and contingencies

Equity:
Common stock	41	41
Additional paid-in-capital	1,376,494	1,371,809
Accumulated deficit	(677,900)	(548,931)
Accumulated other comprehensive loss	2,668	(804)
Total stockholders' equity	701,303	822,115
Noncontrolling interests	466	1,157
Total equity	701,769	823,272
Total liabilities and equity	$1,095,780	$1,251,177

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In Thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net loss	$(38,079)	$(29,427)	$(129,660)	$(196,696)
Other comprehensive income (loss):
Change in supplemental executive retirement plan pension liability, net of tax of $0, $0, $0 and $0, respectively	(763)	(2,011)	(763)	(2,309)
Change in pension plan minimum liability, net of tax of $0, $0, $0, and $0, respectively	4,720	101	4,235	1,741
Total comprehensive loss	$(34,122)	$(31,337)	$(126,188)	$(197,264)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Twelve Months	Twelve Months
	Ended	Ended
	December 31, 2021	December 31, 2020
Operating activities:
Net loss	$(129,660)	$(196,696)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	73,223	73,030
Amortization of deferred drydocking and survey costs	41,321	43,679
Amortization of debt premiums and discounts	3,171	3,961
Provision for deferred income taxes	(1,287)	1,224
(Gain) loss on asset dispositions, net	2,901	(7,591)
Affiliate credit loss impairment expense	400	52,981
Affiliate guarantee obligation	—	2,000
Long-lived asset impairments and other	15,643	74,109
Loss on debt extinguishment	11,100	—
Stock-based compensation expense	5,638	5,117
Changes in operating assets and liabilities, net:
Trade and other receivables	26,120	(2,606)
Changes in due to/from affiliate, net	(123)	11,949
Accounts payable	3,807	(10,520)
Accrued expenses	(688)	(17,551)
Deferred drydocking and survey costs	(27,282)	(33,271)
Other, net	(9,278)	4,171
Net cash provided by operating activities	15,006	3,986
Cash flows from investing activities:
Proceeds from sales of assets	34,010	38,296
Additions to properties and equipment	(8,951)	(14,900)
Net cash provided by investing activities	25,059	23,396
Cash flows from financing activities:
Issuance of long-term debt	172,375	—
Principal payments on long-term debt	(198,918)	(98,080)
Debt extinguishment premium	(7,781)	—
Debt issuance and modification costs	(5,737)	—
Tax on share-based award	(953)	(828)
Other	—	(857)
Net cash used in financing activities	(41,014)	(99,765)
Net change in cash, cash equivalents and restricted cash	(949)	(72,383)
Cash, cash equivalents and restricted cash at beginning of period	155,225	227,608
Cash, cash equivalents and restricted cash at end of period	$154,276	$155,225

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$13,747	$21,235
Income taxes	19,013	13,018

Note:  Cash, cash equivalents and restricted cash at December 31, 2021 and 2020 includes $4.0 million and $3.2 million, respectively, in long-term restricted cash.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Twelve Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2020	$41	1,371,809	(548,931)	(804)	1,157	$823,272
Total comprehensive loss	—	—	(128,969)	3,472	(691)	(126,188)
Amortization of share based awards	—	4,685	—	—	—	4,685
Balance at December 31, 2021	$41	1,376,494	(677,900)	2,668	466	$701,769

Balance at December 31, 2019	$40	1,367,521	(352,526)	(236)	1,611	$1,016,410
Total comprehensive loss	—	—	(196,242)	(568)	(454)	(197,264)
Adoption of credit loss accounting standard	—	—	(163)	—	—	(163)
Issuance of common stock	1	(1)	—	—	—	—
Amortization of share based awards	—	4,289	—	—	—	4,289
Balance at December 31, 2020	$41	1,371,809	(548,931)	(804)	1,157	$823,272

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Twelve Months Ended
	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
Vessel revenues:
Americas	$27,882	28%	$32,068	36%	$102,151	28%	$126,676	33%
Middle East/Asia Pacific	26,862	27%	25,042	29%	102,537	29%	97,133	25%
Europe/Mediterranean	22,501	22%	15,775	18%	80,914	22%	83,602	22%
West Africa	23,183	23%	14,945	17%	75,967	21%	78,763	20%
Total vessel revenues	$100,428	100%	$87,830	100%	$361,569	100%	$386,174	100%
Vessel operating costs:
Crew costs	$39,715	40%	$36,760	42%	$148,171	41%	$156,624	41%
Repair and maintenance	11,502	11%	8,027	9%	40,970	11%	31,213	8%
Insurance	517	1%	1,447	2%	1,815	1%	7,195	2%
Fuel, lube and supplies	6,405	6%	6,221	7%	25,557	7%	29,113	7%
Other	13,048	13%	10,942	12%	45,301	12%	44,635	12%
Total vessel operating costs	71,187	71%	63,397	72%	261,814	72%	268,780	70%
Vessel operating margin (A)	$29,241	29%	$24,433	28%	$99,755	28%	$117,394	30%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Twelve Months Ended
	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
Vessel operating profit (loss):
Americas	$(2,909)	(3)%	$1,496	2%	$(11,270)	(3)%	$4,944	1%
Middle East/Asia Pacific	1,126	1%	(3,456)	(4)%	(1,174)	(0)%	(5,935)	(1)%
Europe/Mediterranean	(4,095)	(4)%	(4,543)	(5)%	(16,968)	(5)%	(8,629)	(2)%
West Africa	(1,139)	(1)%	(8,493)	(9)%	(16,985)	(5)%	(27,508)	(7)%
Other operating profit	4,519	4%	3,686	4%	7,233	2%	7,458	2%
	(2,498)	(3)%	(11,310)	(12)%	(39,164)	(11)%	(29,670)	(7)%

Corporate expenses (A)	(9,671)	(9)%	(8,243)	(9)%	(36,908)	(10)%	(35,633)	(9)%
Gain (loss) on asset dispositions, net	53	0%	80	0%	(2,901)	(1)%	7,591	2%
Affiliate credit loss impairment expense	(1,400)	(1)%	600	0%	(400)	(0)%	(52,981)	(13)%
Affiliate guarantee obligation	—	0%	—	0%	—	0%	(2,000)	(1)%
Long-lived asset impairments and other	(13,476)	(13)%	(6,475)	(7)%	(15,643)	(4)%	(74,109)	(19)%
Operating loss	$(26,992)	(26)%	$(25,348)	(28)%	$(95,016)	(26)%	$(186,802)	(47)%

Note (A):  General and administrative expenses for the three and twelve months ended December 31, 2021 include stock-based compensation of $1.4 million and $5.6 million, respectively. General and administrative expenses for the three and twelve months ended December 31, 2020 includes stock-based compensation of $1.2 million and $5.1 million, respectively. In addition, vessel operating and general and administrative costs for the three and twelve months ended December 31, 2021 include $0.2 million and $1.2 million, of one-time restructuring and integration related costs, respectively. Vessel operating and general and administrative expenses for the three and twelve months ended December 31, 2020 include $0.3 million and $1.5 million, in one-time restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
Revenues:
Vessel revenues	$100,428	$91,634	$88,514	$80,993	$87,830
Other operating revenues	4,747	767	1,439	2,511	4,029
Total revenues	105,175	92,401	89,953	83,504	91,859
Costs and expenses:
Vessel operating costs (A)	71,187	65,344	64,263	61,020	63,397
Costs of other operating revenue	228	355	581	1,067	342
General and administrative (A)	17,641	18,045	16,787	16,043	16,992
Depreciation and amortization	28,288	27,980	28,549	29,727	30,681
Long-lived asset impairments and other	13,476	2,167	—	—	6,475
Affiliate credit loss impairment expense (credit)	1,400	—	(1,000)	—	(600)
(Gain) loss on asset dispositions, net	(53)	74	932	1,948	(80)
Total operating costs and expenses	132,167	113,965	110,112	109,805	117,207
Operating loss	(26,992)	(21,564)	(20,159)	(26,301)	(25,348)
Other income (expense):
Foreign exchange gain (loss)	582	(523)	422	(850)	(2,880)
Equity in net earnings (losses) of unconsolidated companies	(1,625)	100	52	(1,849)	164
Interest income and other, net	1,426	148	8	23	144
Loss on early extinguishment of debt	(11,100)	—	—	—	—
Interest and other debt costs, net	(3,417)	(3,681)	(3,944)	(4,541)	(5,984)
Total other expense	(14,134)	(3,956)	(3,462)	(7,217)	(8,556)
Loss before income taxes	(41,126)	(25,520)	(23,621)	(33,518)	(33,904)
Income tax (benefit) expense	(3,047)	887	6,026	2,009	(4,477)
Net loss	(38,079)	(26,407)	(29,647)	(35,527)	(29,427)
Net loss attributable to noncontrolling interests	(145)	(149)	(185)	(212)	(180)
Net loss attributable to Tidewater Inc.	$(37,934)	$(26,258)	$(29,462)	$(35,315)	$(29,247)
Basic loss per common share	$(0.92)	$(0.64)	$(0.72)	$(0.87)	$(0.72)
Diluted loss per common share	$(0.92)	$(0.64)	$(0.72)	$(0.87)	$(0.72)
Weighted average common shares outstanding	41,280	41,132	40,899	40,716	40,604
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	41,280	41,132	40,899	40,716	40,604
Vessel operating margin	$29,241	$26,290	$24,251	$19,973	$24,433

Note (A) One-time restructuring and integration related costs	$221	$112	$795	$103	$291

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$149,037	$127,414	$131,157	$131,858	$149,933
Restricted cash	1,240	24,092	20,284	9,061	2,079
Trade and other receivables, net	86,503	86,015	90,229	99,865	112,623
Due from affiliates, less allowances	70,134	68,217	64,922	62,474	62,050
Marine operating supplies	12,606	13,335	15,404	15,676	15,876
Assets held for sale	14,421	17,891	17,214	31,214	34,396
Prepaid expenses and other current assets	8,731	13,129	15,953	13,594	11,692
Total current assets	342,672	350,093	355,163	363,742	388,649
Net properties and equipment	688,040	709,324	731,659	754,707	780,318
Deferred drydocking and survey costs	40,734	40,510	40,372	46,648	56,468
Other assets	24,334	23,146	24,539	23,833	25,742
Total assets	$1,095,780	$1,123,073	$1,151,733	$1,188,930	$1,251,177

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$20,788	$18,042	$16,189	$14,622	$16,981
Accrued costs and expenses	51,734	52,133	50,532	48,466	52,422
Due to affiliates	61,555	59,571	59,759	56,356	53,194
Current portion of long-term debt	—	140,995	7,355	18,201	27,797
Other current liabilities	23,865	29,139	28,825	35,003	32,785
Total current liabilities	157,942	299,880	162,660	172,648	183,179
Long-term debt	167,885	14,139	148,612	148,337	164,934
Other liabilities and deferred credits	68,184	74,442	80,723	79,234	79,792

Equity:
Common stock	41	41	41	41	41
Additional paid-in-capital	1,376,494	1,375,215	1,373,727	1,372,846	1,371,809
Accumulated deficit	(677,900)	(639,966)	(613,708)	(584,246)	(548,931)
Accumulated other comprehensive income (loss)	2,668	(1,289)	(1,082)	(875)	(804)
Total stockholders' equity	701,303	734,001	758,978	787,766	822,115
Noncontrolling interests	466	611	760	945	1,157
Total equity	701,769	734,612	759,738	788,711	823,272
Total liabilities and equity	$1,095,780	$1,123,073	$1,151,733	$1,188,930	$1,251,177

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$8,579	$8,646	$5,163	$6,118	$8,856

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$21,658	$18,961	$17,796	$19,876	$25,706
Towing-supply	5,062	4,440	4,535	4,817	4,603
Other	1,162	1,163	1,150	1,531	1,759
Total	27,882	24,564	23,481	26,224	32,068
Middle East/Asia Pacific fleet:
Deepwater	17,311	17,292	17,264	15,931	16,822
Towing-supply	9,551	8,341	8,364	8,483	8,220
Total	26,862	25,633	25,628	24,414	25,042
Europe/Mediterranean fleet:
Deepwater	22,344	21,037	22,293	14,588	15,621
Towing-supply	—	—	11	—	—
Other	157	160	163	161	154
Total	22,501	21,197	22,467	14,749	15,775
West Africa fleet:
Deepwater	13,658	10,967	8,814	7,909	6,237
Towing-supply	5,807	5,474	5,564	4,879	5,202
Other	3,718	3,799	2,560	2,818	3,506
Total	23,183	20,240	16,938	15,606	14,945
Worldwide fleet:
Deepwater	74,971	68,257	66,167	58,304	64,386
Towing-supply	20,420	18,255	18,474	18,179	18,025
Other	5,037	5,122	3,873	4,510	5,419
Total	$100,428	$91,634	$88,514	$80,993	$87,830

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	25	25	27	29	32
Towing-supply	8	8	8	8	10
Other	2	3	3	3	3
Total	35	36	38	40	45
Stacked vessels	(9)	(11)	(13)	(12)	(15)
Active vessels	26	25	25	28	30
Middle East/Asia Pacific fleet:
Deepwater	20	20	20	21	21
Towing-supply	18	18	18	20	22
Total	38	38	38	41	43
Stacked vessels	(1)	(1)	(1)	(3)	(3)
Active vessels	37	37	37	38	40
Europe/Mediterranean fleet:
Deepwater	28	28	29	31	31
Total	28	28	29	31	31
Stacked vessels	(5)	(7)	(8)	(14)	(16)
Active vessels	23	21	21	17	15
West Africa fleet:
Deepwater	18	19	20	20	20
Towing-supply	10	11	11	12	13
Other	24	25	26	26	23
Total	52	55	57	58	56
Stacked vessels	(13)	(19)	(22)	(25)	(26)
Active vessels	39	36	35	33	30
Worldwide fleet:
Deepwater	91	92	96	101	104
Towing-supply	36	37	37	40	45
Other	26	28	29	29	26
Total	153	157	162	170	175
Stacked vessels	(28)	(38)	(44)	(54)	(60)
Active vessels	125	119	118	116	115

Total active	125	119	118	116	115
Total stacked	28	38	44	54	60
Total joint venture	3	3	3	3	3
Total	156	160	165	173	178

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,269	2,300	2,497	2,627	2,944
Towing-supply	736	736	728	720	898
Other	184	244	273	270	276
Total	3,189	3,280	3,498	3,617	4,118
Middle East/Asia Pacific fleet:
Deepwater	1,840	1,840	1,820	1,863	1,932
Towing-supply	1,656	1,656	1,667	1,822	2,032
Total	3,496	3,496	3,487	3,685	3,964
Europe/Mediterranean fleet:
Deepwater	2,607	2,612	2,672	2,756	2,852
Total	2,607	2,612	2,672	2,756	2,852
West Africa fleet:
Deepwater	1,656	1,718	1,853	1,827	1,840
Towing-supply	920	1,011	1,001	1,084	1,196
Other	2,208	2,328	2,366	2,340	2,095
Total	4,784	5,057	5,220	5,251	5,131
Worldwide fleet:
Deepwater	8,372	8,470	8,842	9,073	9,568
Towing-supply	3,312	3,403	3,396	3,626	4,126
Other	2,392	2,572	2,639	2,610	2,371
Total	14,076	14,445	14,877	15,309	16,065

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	621	814	889	923	1,105
Towing-supply	92	92	91	90	189
Other	92	152	182	90	92
Total	805	1,058	1,162	1,103	1,386
Middle East/Asia Pacific fleet:
Deepwater	92	92	91	90	92
Towing-supply	—	—	29	180	177
Total	92	92	120	270	269
Europe/Mediterranean fleet:
Deepwater	474	641	766	1,238	1,448
Total	474	641	766	1,238	1,448
West Africa fleet:
Deepwater	307	537	852	1,104	1,288
Towing-supply	382	551	516	544	644
Other	506	655	637	599	417
Total	1,195	1,743	2,005	2,247	2,349
Worldwide fleet:
Deepwater	1,494	2,084	2,598	3,355	3,933
Towing-supply	474	643	636	814	1,010
Other	598	807	819	689	509
Total	2,566	3,534	4,053	4,858	5,452

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,648	1,486	1,608	1,704	1,839
Towing-supply	644	644	637	630	709
Other	92	92	91	180	184
Total	2,384	2,222	2,336	2,514	2,732
Middle East/Asia Pacific fleet:
Deepwater	1,748	1,748	1,729	1,773	1,840
Towing-supply	1,656	1,656	1,638	1,642	1,855
Total	3,404	3,404	3,367	3,415	3,695
Europe/Mediterranean fleet:
Deepwater	2,133	1,971	1,906	1,518	1,404
Total	2,133	1,971	1,906	1,518	1,404
West Africa fleet:
Deepwater	1,349	1,181	1,001	723	552
Towing-supply	538	460	485	540	552
Other	1,702	1,673	1,729	1,741	1,678
Total	3,589	3,314	3,215	3,004	2,782
Worldwide fleet:
Deepwater	6,878	6,386	6,244	5,718	5,635
Towing-supply	2,838	2,760	2,760	2,812	3,116
Other	1,794	1,765	1,820	1,921	1,862
Total	11,510	10,911	10,824	10,451	10,613

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	57.0%	53.0%	45.6%	55.6%	53.2%
Towing-supply	71.4	64.9	76.3	83.2	67.7
Other	50.0	37.7	33.3	55.7	66.7
Total	59.9%	54.5%	51.0%	61.1%	57.2%
Middle East/Asia Pacific fleet:
Deepwater	85.4%	86.2%	88.3%	80.1%	78.2%
Towing-supply	94.2	83.7	82.5	75.6	62.5
Total	89.6%	85.0%	85.5%	77.9%	70.2%
Europe/Mediterranean fleet:
Deepwater	72.4%	68.3%	64.7%	44.7%	44.7%
Total	72.4%	68.3%	64.7%	44.7%	44.7%
West Africa fleet:
Deepwater	65.7%	54.6%	42.3%	36.2%	27.2%
Towing-supply	50.0	40.0	38.4	30.1	30.8
Other	45.9	43.9	34.6	34.4	42.3
Total	53.5%	46.7%	38.1%	34.1%	34.2%
Worldwide fleet:
Deepwater	69.7%	65.2%	59.4%	53.4%	50.7%
Towing-supply	76.9	66.6	68.2	63.5	54.4
Other	46.2	43.3	34.5	36.6	45.2
Total	67.4%	61.7%	57.0%	52.9%	50.9%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	78.4%	82.0%	70.7%	85.7%	85.1%
Towing-supply	81.5	74.1	87.2	95.1	85.7
Other	100.0	100.0	100.0	83.6	100.0
Total	80.1%	80.4%	76.4%	87.9%	86.3%
Middle East/Asia Pacific fleet:
Deepwater	89.9%	90.8%	92.9%	84.2%	82.1%
Towing-supply	94.2	83.7	84.0	83.9	68.5
Total	92.0%	87.3%	88.6%	84.0%	75.3%
Europe/Mediterranean fleet:
Deepwater	88.5%	90.5%	90.6%	81.3%	90.9%
Total	88.5%	90.5%	90.6%	81.3%	90.9%
West Africa fleet:
Deepwater	80.7%	79.4%	78.3%	91.4%	90.8%
Towing-supply	85.5	87.9	79.2	60.4	66.7
Other	59.5	61.1	47.4	46.2	52.9
Total	71.4%	71.3%	61.8%	59.6%	63.1%
Worldwide fleet:
Deepwater	84.9%	86.5%	84.2%	84.8%	86.1%
Towing-supply	89.7	82.2	83.9	81.9	72.1
Other	61.6	63.1	50.0	49.7	57.5
Total	82.4%	81.6%	78.4%	77.6%	77.0%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	$16,760	$15,568	$15,646	$13,608	$16,416
Towing-supply	9,638	9,298	8,162	8,040	7,576
Other	12,644	12,640	12,634	10,179	9,559
Total	14,603	13,742	13,162	11,865	13,602
Middle East/Asia Pacific fleet:
Deepwater	11,021	10,899	10,743	10,670	11,129
Towing-supply	6,121	6,018	6,080	6,159	6,471
Total	8,580	8,623	8,593	8,506	9,002
Europe/Mediterranean fleet:
Deepwater	11,834	11,800	12,905	11,829	12,368
Total	11,917	11,890	13,005	11,960	12,368
West Africa fleet:
Deepwater	12,553	11,700	11,242	11,972	12,449
Towing-supply	12,624	13,536	14,480	14,967	14,136
Other	3,669	3,717	3,124	3,501	3,952
Total	9,052	8,562	8,521	8,711	8,510
Worldwide fleet:
Deepwater	12,840	12,355	12,589	12,028	13,265
Towing-supply	8,022	8,049	7,978	7,896	8,026
Other	4,558	4,598	4,253	4,721	5,059
Total	$10,583	$10,288	$10,435	$9,993	$10,749

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020

Americas
Vessel revenues	$27,882	$24,564	$23,481	$26,224	$32,068

Vessel operating costs:
Crew costs	11,080	8,535	11,132	10,594	12,795
Repair and maintenance	2,487	2,951	2,192	2,714	2,065
Insurance	161	219	(30)	200	402
Fuel, lube and supplies	2,019	2,028	1,952	1,774	1,822
Other	4,347	3,008	2,972	1,980	2,306
Total vessel operating costs	20,094	16,741	18,218	17,262	19,390

Vessel operating margin ($)	7,788	7,823	5,263	8,962	12,678
Vessel operating margin (%)	27.9%	31.8%	22.4%	34.2%	39.5%

Americas - Select operating statistics
Average vessels - Total fleet	35	36	38	40	45
Utilization - Total fleet	59.9%	54.5%	51.0%	61.1%	57.2%

Average vessels - Active fleet	26	25	25	28	30
Utilization - Active fleet	80.1%	80.4%	76.4%	87.9%	86.3%

Average day rates	$14,603	$13,742	$13,162	$11,865	$13,602

Vessels commencing drydocks	5	4	3	1	1

Deferred drydocking and survey costs - beginning balance	$13,124	$12,919	$11,813	$15,440	$17,774
Cash paid for deferred drydocking and survey costs	6,470	4,906	2,157	881	1,015
Amortization of deferred drydocking and survey costs	(2,909)	(2,936)	(2,753)	(3,222)	(3,349)
Disposals, intersegment transfers and other	(415)	(1,765)	1,702	(1,286)	—
Deferred drydocking and survey costs - ending balance	$16,270	$13,124	$12,919	$11,813	$15,440

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020

Middle East/Asia Pacific
Vessel revenues	$26,862	$25,633	$25,628	$24,414	$25,042

Vessel operating costs:
Crew costs	9,710	9,950	9,910	9,639	9,982
Repair and maintenance	3,146	2,944	2,632	2,659	2,899
Insurance	203	60	37	(224)	452
Fuel, lube and supplies	1,314	1,747	1,494	1,569	1,924
Other	3,167	3,334	2,692	2,959	3,532
Total vessel operating costs	17,540	18,035	16,765	16,602	18,789

Vessel operating margin ($)	9,322	7,598	8,863	7,812	6,253
Vessel operating margin (%)	34.7%	29.6%	34.6%	32.0%	25.0%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	38	38	38	41	43
Utilization - Total fleet	89.6%	85.0%	85.5%	77.9%	70.2%

Average vessels - Active fleet	37	37	37	38	40
Utilization - Active fleet	92.0%	87.3%	88.6%	84.0%	75.3%

Average day rates	$8,580	$8,623	$8,593	$8,506	$9,002

Vessels commencing drydocks	2	1	4	—	3

Deferred drydocking and survey costs - beginning balance	$11,828	$12,124	$13,989	$17,031	$18,666
Cash paid for deferred drydocking and survey costs	327	2,441	1,354	72	1,447
Amortization of deferred drydocking and survey costs	(2,451)	(2,669)	(2,820)	(3,114)	(3,082)
Disposals, intersegment transfers and other	—	(68)	(399)	—	—
Deferred drydocking and survey costs - ending balance	$9,704	$11,828	$12,124	$13,989	$17,031

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020

Europe/Mediterranean
Vessel revenues	$22,501	$21,197	$22,467	$14,749	$15,775

Vessel operating costs:
Crew costs	11,235	10,541	10,519	9,022	8,179
Repair and maintenance	3,562	1,754	2,244	1,673	1,133
Insurance	38	208	(131)	299	297
Fuel, lube and supplies	936	846	864	759	710
Other	1,919	1,926	1,803	1,707	1,214
Total vessel operating costs	17,690	15,275	15,299	13,460	11,533

Vessel operating margin ($)	4,811	5,922	7,168	1,289	4,242
Vessel operating margin (%)	21.4%	27.9%	31.9%	8.7%	26.9%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	28	28	29	31	31
Utilization - Total fleet	72.4%	68.3%	64.7%	44.7%	44.7%

Average vessels - Active fleet	23	21	21	17	15
Utilization - Active fleet	88.5%	90.5%	90.6%	81.3%	90.9%

Average day rates	$11,917	$11,890	$13,005	$11,960	$12,368

Vessels commencing drydocks	1	1	2	3	4

Deferred drydocking and survey costs - beginning balance	$5,571	$6,340	$7,731	$7,317	$7,147
Cash paid for deferred drydocking and survey costs	93	892	162	2,067	1,710
Amortization of deferred drydocking and survey costs	(1,096)	(1,316)	(1,553)	(1,653)	(1,540)
Disposals, intersegment transfers and other	415	(345)	—	—	—
Deferred drydocking and survey costs - ending balance	$4,983	$5,571	$6,340	$7,731	$7,317

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020

West Africa
Vessel revenues	$23,183	$20,240	$16,938	$15,606	$14,945

Vessel operating costs:
Crew costs	7,690	6,583	6,124	5,907	5,804
Repair and maintenance	2,307	2,848	2,466	2,391	1,930
Insurance	115	325	(13)	348	296
Fuel, lube and supplies	2,136	2,130	2,231	1,758	1,765
Other	3,615	3,407	3,173	3,292	3,890
Total vessel operating costs	15,863	15,293	13,981	13,696	13,685

Vessel operating margin ($)	7,320	4,947	2,957	1,910	1,260
Vessel operating margin (%)	31.6%	24.4%	17.5%	12.2%	8.4%

West Africa - Select operating statistics
Average vessels - Total fleet	52	55	57	58	56
Utilization - Total fleet	53.5%	46.7%	38.1%	34.1%	34.2%

Average vessels - Active fleet	39	36	35	33	30
Utilization - Active fleet	71.4%	71.3%	61.8%	59.6%	63.1%

Average day rates	$9,052	$8,562	$8,521	$8,711	$8,510

Vessels commencing drydocks	3	3	2	—	—

Deferred drydocking and survey costs - beginning balance	$9,987	$8,989	$13,115	$16,680	$20,388
Cash paid for deferred drydocking and survey costs	3,004	2,378	376	(298)	(400)
Amortization of deferred drydocking and survey costs	(3,214)	(3,148)	(3,199)	(3,268)	(3,294)
Disposals, intersegment transfers and other	—	1,768	(1,303)	1	(14)
Deferred drydocking and survey costs - ending balance	$9,777	$9,987	$8,989	$13,115	$16,680

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020

Worldwide
Vessel revenues	$100,428	$91,634	$88,514	$80,993	$87,830

Vessel operating costs:
Crew costs	39,715	35,609	37,685	35,162	36,760
Repair and maintenance	11,502	10,497	9,534	9,437	8,027
Insurance	517	812	(137)	623	1,447
Fuel, lube and supplies	6,405	6,751	6,541	5,860	6,221
Other	13,048	11,675	10,640	9,938	10,942
Total vessel operating costs	71,187	65,344	64,263	61,020	63,397

Vessel operating margin ($)	29,241	26,290	24,251	19,973	24,433
Vessel operating margin (%)	29.1%	28.7%	27.4%	24.7%	27.8%

Worldwide - Select operating statistics
Average vessels - Total fleet	153	157	162	170	175
Utilization - Total fleet	67.4%	61.7%	57.0%	52.9%	50.9%

Average vessels - Active fleet	125	119	118	116	115
Utilization - Active fleet	82.4%	81.6%	78.4%	77.6%	77.0%

Average day rates	$10,583	$10,288	$10,435	$9,993	$10,749

Vessels commencing drydocks	11	9	11	4	8

Deferred drydocking and survey costs - beginning balance	$40,510	$40,372	$46,648	$56,468	$63,975
Cash paid for deferred drydocking and survey costs	9,894	10,617	4,049	2,722	3,772
Amortization of deferred drydocking and survey costs	(9,670)	(10,069)	(10,325)	(11,257)	(11,265)
Disposals, intersegment transfers and other	—	(410)	—	(1,285)	(14)
Deferred drydocking and survey costs - ending balance	$40,734	$40,510	$40,372	$46,648	$56,468

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020

Net loss	$(38,079)	$(26,407)	$(29,647)	$(35,527)	$(29,427)

Interest and other debt costs	3,417	3,681	3,944	4,541	5,984
Income tax (benefit) expense	(3,047)	887	6,026	2,009	(4,477)
Depreciation	18,618	17,911	18,224	18,470	19,416
Amortization of deferred drydock and survey costs	9,670	10,069	10,325	11,257	11,265
EBITDA (A), (B), (C)	(9,421)	6,141	8,872	750	2,761

Long-lived asset impairments and other	13,476	2,167	—	—	6,475
Affiliate credit loss impairment expense (credit)	1,400	—	(1,000)	—	(600)
Loss on early extinguishment of debt	11,100	—	—	—	—
One-time integration related costs	221	112	795	103	291
Adjusted EBITDA (A), (B), (C)	$16,776	$8,420	$8,667	$853	$8,927

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, affiliate credit loss impairment expense, loss on early extinguishment of debt and one-time integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2021, and for each of the prior four quarters includes non-cash, stock-based compensation expense of $1,439, $1,523, $1,504, $1,172, and $1,158, respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2021, and for each of the prior four quarters includes foreign exchange gains (losses) of $582, $(523), $422, $(850), and $(2,880), respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020

Net cash provided by (used in) operating activities (A)	$6,938	$(2,499)	$4,851	$5,716	$2,180

Cash interest expense	3,664	3,055	3,282	3,746	5,066
Interest income and other	(1,426)	(148)	(8)	(23)	(144)
Additions to property and equipment	(6,368)	(722)	(665)	(1,196)	(10,218)
Expansion capital	—	—	—	—	5,300
Free cash flow before proceeds from asset sales	2,808	(314)	7,460	8,243	2,184

Proceeds from asset sales	54	4,396	18,577	10,983	6,798

Free cash flow	$2,862	$4,082	$26,037	$19,226	$8,982

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers.  Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income.  Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$265	$2,586	$7,066	$9,921	$(4,915)
Cash paid for deferred drydock and survey costs	(9,894)	(10,617)	(4,049)	(2,722)	(3,772)
Total sources (uses) of cash for changes in assets and liabilities	$(9,629)	$(8,031)	$3,017	$7,199	$(8,687)

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1 713.470.5285

SOURCE: Tidewater Inc.